                                                                   EXHIBIT 10.21





                                   Dated as of June 8, 1995


Phoenix Technologies Ltd.
2770 De La Cruz Boulevard
Santa Clara, California  95050-2624
Attention: Robert J. Riopel
           Chief Financial Officer

     Re: Third Amendment to the Commitment Letter dated as of November 25, 1991 by Silicon Valley Bank to Phoenix Technologies Ltd., as previously amended as of April 15, 1993, June 28, 1993 and December 30, 1993 and as modified as of January 25, 1995 and March 9, 1995

Gentlemen:

     Silicon Valley Bank (the "Bank") is pleased to inform you that it has, at your request, approved the extension of the Expiry Date of its Commitment under the captioned Commitment Letter (with attached schedules, collectively the "Commitment Letter") from June 12, 1995 to January 26, 1996. Unless otherwise defined herein, capitalized terms used herein shall have the same respective meanings as set forth in the Commitment Letter.

     The purpose of this letter is to evidence your agreement that, effective on the Effective Date (as defined below), and notwithstanding anything to the contrary in the Commitment Letter, (a) the "Expiry Date" of the Commitment is January 26, 1996, and (b) the Commitment Letter is amended in the additional respects set forth on Annex I hereto (which is incorporated in this letter amendment by reference).

     This letter amendment shall become effective as of June 8, 1995 (the "Effective Date"), provided that the Bank shall have received the following on or before June 12, 1995 and provided further that this amendment shall not become effective until executed by an officer of the Bank in California:

          (i) two copies of this letter, duly executed by you, with the attached consent duly executed by an authorized officer of Phoenix Technologies (Taiwan) Ltd.;

          (ii) an amended and restated promissory note in the form enclosed herewith (the "Amended Note"), duly executed by you;

          (iii) two copies of an amendment to the Subsidiary Guaranty dated as of June 28, 1993 by the Subsidiary Guarantors in favor of the Bank, duly executed by the Subsidiary Guarantors, in the form enclosed herewith;

          (iv) two copies of an amendment to the Subsidiary Guarantor Security Agreement dated as of June 28, 1993 between the Subsidiary Guarantors and the Bank, duly executed by the Subsidiary Guarantors, in the form enclosed herewith;

          (v) updated Perfection Certificates with respect to the Borrower and Phoenix Technologies (Taiwan) Ltd.;

          (vi) any UCC search reports and UCC financing statements required by the Bank as a result of the information set forth in the updated Perfection Certificates;

          (vii) evidence of the approval by your Board of Directors of this letter amendment and the Amended Note and

          (viii) the items required by the Bank as a condition to the effectiveness of that certain Second Amendment to Loan Agreement dated as of January 27, 1995 between the Bank and Phoenix Technologies, K.K.

     By your signature below, you are hereby representing that your representations set forth in the Loan Documents (including those contained in the Commitment Letter, as amended by this letter amendment) are true and correct as of the date hereof as if made on and as of the date hereof. In order to induce the Bank to enter into this Letter Amendment, you are hereby further representing by your signature below that Phoenix Technologies (Taiwan) Ltd. and Phoenix Technologies, K.K. are your only active Subsidiaries and that all of your inactive Subsidiaries will be dissolved or merged into you no later than December 31, 1995. In addition, you confirm your prior authorization as to the debiting of your account with the Bank in the amount of $25,000 in order to pay the Bank's facility fee for the period up to and including the extended Expiry Date. Finally, you (and the guarantor signing below) agrees that, as of this date, it has no defenses against its obligations to pay any amounts under the Commitment Letter and the other Loan Documents.

     Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Commitment Letter", "thereunder", "thereof", "therein", or words of like import referring to the Commitment Letter, shall mean and be a reference to the Commitment Letter, as amended hereby. Except as specifically set forth above, the Commitment Letter shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above (a) do not constitute a waiver or modification of any term, condition or covenant of the Commitment Letter or any other Loan Document, other than as expressly set forth herein, and (b) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Commitment Letter, as modified hereby, or the other Loan Documents.

     You agree to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.

     This letter amendment may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument.

     THIS LETTER AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     We are delighted to renew our relationship with Phoenix Technologies Ltd. If you are in agreement with the foregoing, please sign and return the enclosed copy of this letter amendment no later than June 12, 1995.

                              Sincerely,

                              SILICON VALLEY EAST, a Division
                                of Silicon Valley Bank


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


                              SILICON VALLEY BANK


                              By: /s/ Jim Bain
                                 ----------------------------
                                 Name: Jim Bain
                                 Title: Vice President
                                 (Signed in Santa Clara,
                                   California)

The undersigned has reviewed and
accepts and agrees to the terms
of the foregoing (including the
attached Annex I):

PHOENIX TECHNOLOGIES LTD.


By: /s/ Robert J. Riopel
   -------------------------

Name: Robert J. Riopel
     -----------------------

Title: VP, Finance & CFO
      ----------------------

Date:       6-9-95
     -----------------------

                           ANNEX I TO LETTER AMENDMENT

     The Commitment Letter is, effective as of the Effective Date, hereby amended as follows:

          (i) Numbered paragraph 2 of the Commitment Letter is hereby amended in full to read as follows:

                  "2. Unless otherwise renewed in writing by the Bank, the Commitment will expire on January 26, 1996 (the 'Expiry Date')."

          (ii) Numbered Paragraph 8 of the Commitment Letter is hereby restated in its entirety as follows:

                  "8. The Borrower may use up to the full amount of the Commitment for Letters of Credit to be issued by the Bank, provided that in each case (a) the Borrower executes and delivers a letter of credit application and reimbursement agreement satisfactory to the Bank and complies with any conditions to the issuance of such Letter of Credit (including payment of any applicable fees); (b) the Bank has approved the form of such Letter of Credit and the purpose of its issuance which approval shall not be unreasonably withheld or delayed; (c) such Letter of Credit bears an expiration date not later than 45 days prior to the Commitment Expiration Date; and (d) the conditions set forth in Paragraph 9 shall have been satisfied as of the date of the issuance of the Letter of Credit."

          (iii) Paragraph 15 of Schedule I to the Commitment Letter is hereby amended in full to read as follows:

                  "15.   INTELLECTUAL PROPERTY.   Except as set forth in Exhibit
A, the Borrower or a Subsidiary thereof is the absolute owner of all right, title and interest in the copyrights, patents, trademarks and similar rights ("INTELLECTUAL PROPERTY") owned by the Borrower and its Subsidiaries, free and clear of all Liens in favor of other Persons with full right to pledge, sell, assign, transfer and grant a security interest therein. The Borrower and each of its Subsidiaries owns or possesses such Intellectual Property and similar rights necessary for the conduct of its business as now conducted, without any known conflict with the rights of others, which would materially adversely affect the operations, business, prospects, property or assets of, or the condition (financial or otherwise) of the Borrower or any Subsidiary thereof."

          (iv) The text of Paragraph 4(a) of Schedule II to the Commitment Letter is hereby deleted and there is hereby inserted in place thereof the following: "Not Utilized."

          (v) The words "at the time of the delivery of the monthly, quarterly and yearly financial statements required by Paragraphs 4(a), (b) and (c) above" appearing in the first three lines of Paragraph 4(d) of
     Schedule II to the Commitment Letter are hereby deleted and there is hereby inserted in place thereof the following: "within twenty-five days after the end of each fiscal quarter of the Borrower and at the time of the delivery of the yearly financial statements required by Paragraph 4(c) above".

          (vi) Paragraph 4 of Schedule II of the Commitment Letter is hereby amended by amending subparagraph (e) thereof in full to read as follows:

                  "(e)   within twenty-five (25) days after the end of each
          fiscal month of the Borrower during which there are advances or letters of credit outstanding under the Commitment or under the Loan Agreement dated as of June 28, 1992 between Phoenix Technologies, K.K. and the Bank, (i) a list of the accounts receivable aging for the Borrower as of the end of such month in such form as the Bank may prescribe, all in reasonable detail, and (ii) a Borrowing Base Certificate in the form attached to this Schedule II as EXHIBIT B setting forth the Borrowing Base, both of which shall be certified by the chief financial officer or the president of the Borrower, subject to usual and customary year-end audit adjustments;"

          (vii) Paragraph 9 of Schedule II of the Commitment Letter is hereby amended in full to read as follows:

                  "9. INSPECTION. The Borrower will, upon the request of the Bank, permit a representative of the Bank (including, without limitation, any field examiner or auditor retained by the Bank) to inspect and make copies of the Borrower's books and records (including, without limitation, its accounts receivable records) and to discuss its affairs, finances and accounts with its officers and accountants, all at such reasonable times and as often as the Bank may reasonably request and, in each case, cause each of its Subsidiaries to do so; provided, however, that so long as no Default has occurred and is continuing the Bank shall not request such an inspection more than twice in any fiscal year of the Borrower."

          (viii) Paragraphs 22 through 25 of Schedule II to the Commitment Letter are hereby restated in their entirety as follows:

                  "22. LEVERAGE. Commencing with the fiscal quarter ending March 31, 1995, the Borrower will not permit the ratio of Total Senior Liabilities to Tangible Net Worth to exceed .9 to 1 at the end of any fiscal quarter.

                  23. QUICK RATIO. Commencing with the fiscal quarter ending March 31, 1995, the Borrower will not permit its Quick Ratio to exceed
          1.75 to 1 at the end of any fiscal quarter.

                  24. MINIMUM TANGIBLE NET WORTH. Commencing with the fiscal quarter ending March 31, 1995, the Borrower will not permit its Tangible Net Worth to be less than $30,000,000 at the end of any fiscal quarter.

                  25. MINIMUM PROFITABILITY. Commencing with the fiscal quarter ending March 31, 1995, the Borrower will not permit Net Income in any fiscal quarter to be less than $1, provided that the Borrower may in any one fiscal quarter during a single fiscal year incur Net Losses not in excess of $500,000, provided further that in no event shall the Borrower incur Net Losses in more than one fiscal quarter in any single fiscal year."

          (ix) Schedule II to the Commitment Letter is further amended by amending Exhibits A and B thereto in full to read as set forth in Exhibits B and C hereto, respectively.

          (x) Schedule III to the Commitment letter is hereby amended by amending the definition of "Loan Documents" to read as follows:

                  "LOAN DOCUMENTS" means, collectively, the Commitment Letter, the Note, the BBCs, the Security Agreement, the Financing Statements, the Yen Loan Agreement (as each of such terms is defined in the Commitment Letter), the Guaranty dated as of June 28, 1993 by the Borrower to the Bank in respect of the Yen Loan, the Guaranty dated as of June 28, 1993 and amended as of January 27, 1995 by the Subsidiary Guarantor to the Bank, the Security Agreement dated June 28, 1993 and amended as of January 27, 1995 by the Subsidiary Guarantor to the Bank, and all other agreements and instruments that are from time to time executed in connection with this Commitment Letter or the Yen Loan, as the same may be amended, amended and restated, modified or supplemented from time to time.

          (xi) Schedule III to the Commitment Letter is hereby further amended by deleting the definition of "Subsidiary Guarantors".

          (xii) Schedule III to the Commitment Letter is hereby further amended by adding to the list of definitions set forth therein the following new definitions:

                  "CURRENT LIABILITIES" means, at any time, all liabilities of the Borrower and its Subsidiaries at such time, on a consolidated basis, that would be classified as current liabilities in accordance with GAAP, including, without limitation, all Indebtedness of the Borrower and its Subsidiaries payable on demand or maturing within one year of such time, or renewable at the option of the Borrower or such Subsidiary for a period of not more than one year from such time, and all serial maturity and periodic or installment payments on any Indebtedness, to the extent such payments are required to be made within one year from such time. Current Liabilities shall in any event include all liabilities of the Borrower and its Subsidiaries in respect of the Commitment.

                  "QUICK RATIO" means, at any time, all cash and accounts receivable, less reserves for doubtful accounts, of the Borrower and its Subsidiaries at such time, on a consolidated basis, determined in accordance with GAAP, divided by the aggregate of all Current Liabilities at such time.


                  "SUBSIDIARY GUARANTOR" means Phoenix Technologies (Taiwan) Ltd., a Delaware Corporation.

                    EXHIBIT A TO ANNEX I TO LETTER AMENDMENT

                  EXHIBIT A TO SCHEDULE I TO COMMITMENT LETTER

                             SUPPLEMENTAL DISCLOSURE

[Set forth any supplemental disclosure or qualifications to the disclosure set forth in Exhibit A to Schedule I of the original Commitment Letter. If none, state "None."



                                      None.

                    EXHIBIT B TO ANNEX I TO LETTER AMENDMENT

                 EXHIBIT A TO SCHEDULE II TO COMMITMENT LETTER

                                                         Exhibit A to
                                                         Schedule II
                                                         ------------



                         COMPLIANCE CERTIFICATE


TO:    SILICON VALLEY BANK
       3000 Lakeside Drive
       Santa Clara, California  95054


     The undersigned authorized officer of Phoenix Technologies, Ltd. (the "Borrower"), hereby certifies, with respect to the Commitment Letter dated as of November 25, 1991 from Silicon Valley Bank (the "Bank") to the Borrower, as amended through the date hereof (the "Commitment Letter"), that (a) the Borrower has been in complete compliance for the period from __/__/____ to __/__/____ (the "Applicable Financial Statements Date") with the covenants of the Borrower contained therein, as demonstrated below, and (b) no Default has occurred and is continuing as of the date hereof, except, in either case, as noted below. All capitalized terms used herein and not otherwise defined shall have the meanings prescribed therefor in the Commitment Letter.

COVENANT                     REQUIRED                      ACTUAL AS
                                                           OF ____________
Financial Statements         Quarterly w/in 45 days
                             Annually w/in 90 days

All documents filed          Within 15 days after
with SEC                     filing

Minimum                      1.75:1 at the end of any          _._:1
Quick Ratio                  fiscal quarter                 ($___________to
                                                              ($___________)

Minimum Profitability        Minimum Net Income of
                             $1 for each fiscal quarter,
                             except that in one fiscal
                             quarter in any single             $____________
                             fiscal year the Borrower
                             may have Net Losses (not
                             to exceed $500,000 in
                             such quarter)

Minimum                      $30,000,000                   $_____________
Tangible Net Worth

Maximum Ratio of             0.9:1 at the end of any           _._:1
Total Senior                 fiscal quarter               ($____________  to
Liabilities to                                               ($____________)
Tangible Net Worth

A/R Advance Rate             80% of Eligible
                             Accounts Receivable                $___________

Comments Regarding Exceptions:



     Attached hereto are financial statements as of and for the fiscal [quarter] [year] ended on the Applicable Financial Statements Date, which have been certified by the [undersigned] [Accountants] as required by Paragraph 4[(b)] [(c)] of Schedule II to the Commitment Letter.

Submitted by:

PHOENIX TECHNOLOGIES LTD.

By: ________________________

Name: ______________________

Title: _____________________

Date: ______________________

Copy to:  SILICON VALLEY EAST
          Wellesley Office Park
          45 William Street, Suite 170
          Wellesley, MA  02181

                                                         Exhibit B to
                                                         Schedule II
                                                         ------------



                         BORROWING BASE CERTIFICATE

     The undersigned is an authorized officer of Phoenix Technologies, Ltd. (the "Borrower"), and is delivering this certificate pursuant to the requirements of the Commitment Letter dated as of November 15, 1991 from Silicon Valley Bank (the "Bank") to the Borrower, as amended through the date hereof (the "Commitment Letter").

     The undersigned hereby certifies to the Bank that the following is a fair, accurate and complete report of the Borrowing Base (as such term is defined in the Commitment Letter) of the Borrower as of _______________, 199_ (the "Relevant Date"):

I.   ACCOUNTS RECEIVABLE ACTIVITY

         Eligible Accounts Receivable:

         1.  Balance as of the Relevant Date                 $_________

         2.  Minus: Ineligible Accounts

             Foreign Accounts                       ______
             Accounts over 90 days due              ______
             Balance of 50% over 90 days accounts   ______
             Excess 25% concentration               ______
             Contra Accounts                        ______
             Intercompany/Employee Accounts         ______
             Government Accounts                    ______
             Other Ineligible Accounts              ______

             Total Ineligible Accounts                       $_________

         3.  Total Eligible
             Accounts Receivable (Line (1)
             minus Line (2))                                 $_________

         4.  Funds Available (__% of Line (3))               $_________

II.  LOAN ACTIVITY

     A.  Total Funds Available:
         (Limited to the lesser of $10,000,000
         or the amount set
         forth in I.4)                             $_______

     B.  Loan
         Balance as of the Relevant Date                     $_________

     C.  Reserve Position (II.A minus II.B)                  $_________


     Accompanying this certificate is a fair, accurate and complete report of accounts receivable aging for the Borrower as of the Relevant Date, in reasonable detail.

     The above listed collateral is subject to a security interest in favor of the Bank pursuant to the terms of a Security Agreement(s) executed by the Borrower to the Bank.

Submitted By:

PHOENIX TECHNOLOGIES LTD.

By: ________________________

Name: ______________________

Title: _____________________

Date: ______________________

                    EXHIBIT C TO ANNEX I TO LETTER AMENDMENT

                  EXHIBIT B TO SCHEDULE II TO COMMITMENT LETTER

                                    CONSENT

     The undersigned, as a Guarantor under the Subsidiary Guarantee dated as of November 25, 1991, as amended as of January 27, 1995 (as so amended, the "Subsidiary Guaranty") in favor of Silicon Valley Bank, hereby consents to the foregoing letter amendment, the Amended Note referred to therein and that certain Second Amendment to Loan Agreement between the Bank and Phoenix Technologies, K.K. dated as of January 27, 1995 (collectively, the "Amendatory Documents") and hereby confirms and agrees that the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said letter amendment, each reference in the Subsidiary Guaranty and in each other Loan Document (as defined in the Commitment Letter) to which the undersigned is a party, including, without limitation, the Subsidiary Guaranty Security Agreement dated as of June 28, 1993, as amended as of January 27, 1995, (a) to "the Commitment Letter", "thereunder", "thereof", "therein", or words of like import referring to the Commitment Letter, shall mean and be a reference to the Commitment Letter, as amended by the Amendatory Documents; (b) each reference in the Subsidiary Guaranty and in each such other Loan Document to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Promissory Note dated November 25, 1991, shall mean and be a reference to such Promissory Note, as amended and restated by the Amended Note; and (c) each reference to the Loan Agreement between Phoenix Technologies, K.K. and the Bank dated as of June 28, 1993, "thereunder," "thereof," "therein," "thereunder," or words of like import shall mean and be a reference to such Loan Agreement as amended by the Amendatory Documents.


                                    PHOENIX TECHNOLOGIES (TAIWAN) LTD.


                                    By:  /s/ Scott C. Meely
                                       -------------------------------
                                       Name:  Scott C. Meely
                                       Title: Secretary